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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): AUGUST 8, 2001



                    STEWART INFORMATION SERVICES CORPORATION
               (Exact name of registrant as specified in charter)



       DELAWARE                  1-02658                       74-1677330
(State of Incorporation)   (Commission File No.)   (I.R.S. Employer Identification No.)



     1980 POST OAK BOULEVARD
          HOUSTON, TEXAS                                         77056
(Address of Principal Executive Offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 625-8100


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ITEM 5.   OTHER EVENTS.

         On March 30, 2001, Stewart Information Services Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-58022) (the "Registration Statement"). The Commission declared the Registration Statement effective on June 26, 2001. On August 8, 2001, the Company entered into an Underwriting Agreement relating to the offering of up to 2,875,000 shares of common stock, par value $1.00 per share, of the Company (the "Shares"), including 375,000 shares of common stock subject to the underwriters' over-allotment option. On August 9, 2001, the Company filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Shares. Exhibits 1.1, 5.1, and 23.3 to this Form 8-K relating to the issuance of the Shares are hereby incorporated into such Registration Statement by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          1.1     -   Underwriting Agreement.

          5.1     -   Opinion of Fulbright & Jaworski L.L.P.

          23.3    -   Consent of Counsel (the consent of Fulbright & Jaworski
                      L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration
                      Statement is contained in such opinion).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEWART INFORMATION SERVICES CORPORATION


Dated August 9, 2001                   By:  /s/ MAX CRISP
                                            -----------------------------------
                                            Max Crisp
                                            Vice President--Finance

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                         DESCRIPTION
--------                       -----------

 1.1      -        Underwriting Agreement.

 5.1      -        Opinion of Fulbright & Jaworski L.L.P.

23.3      -        Consent of Counsel (the consent of Fulbright & Jaworski
                   L.L.P. to the use of their opinion filed as Exhibit 5.1
                   hereto and the reference to their firm in the Registration
                   Statement is contained in such opinion).
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